Destinations Multi Strategy Alternatives FundSummary Prospectus
Class / Ticker: I / DMSFX, Z / DMSZXJuly 1, 2023

This summary prospectus (“Summary Prospectus”) is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s full prospectus (“Prospectus”), which contains more information about the Fund and its risks. The Fund’s Prospectus dated July 1, 2023 and statement of additional information dated July 1, 2023, are all incorporated by reference into this Summary Prospectus. All of this information may be obtained at no cost either: online at www.destinationsfunds.com; by calling 1-877-771-7979; or by writing to the Fund at Brinker Capital Destinations Trust, P.O. Box 2175, Milwaukee, WI 53201.
Investment objective
Capital appreciation with reduced correlation to equity and fixed income markets.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I	Class Z
Management Fees	1.35%	1.35%
Distribution and Service (12b-1) Fees	None	None
Dividends/Interest on Short Sales	0.15%	0.15%
Other Expenses	0.23%	0.08%
Acquired Fund Fees and Expenses (AFFE)	0.12%	0.12%
Total Annual Fund Operating Expenses	1.85%	1.70%
Fee Waivers and Expense Reimbursements	(0.43)%*	(0.43)%*
Total Annual Fund Operating Expenses Less Fee Waivers and Expense Reimbursements	1.42%	1.27%

*
Effective, April 1, 2024, the Fund’s adviser, Orion Portfolio Solutions, LLC d.b.a Brinker Capital Investments (the “Adviser”), amended its contractual fee waiver such that the Adviser will waive a portion of its management fee as necessary to keep the Fund’s management fee from exceeding 0.444% more than the total amount of sub-advisory fees paid by the Adviser. This fee waiver and reimbursement agreement shall remain in effect until June 30, 2024 and may be amended or terminated only with the consent of the Board of Trustees.

**
Annual expenses have been restated based on estimated current expenses as of April 1, 2024 using the Fund’s assets as of March 22, 2024. Consequently, the Fund’s Total Annual Fund Operating Expenses will differ from the numbers shown in the Fund’s financial statements (or the “Financial Highlights” section in the prospectus).

Examples
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	After 1 year	After 3 years	After 5 years	After 10 years
Class I Shares	$145	$541	$962	$2,137
Class Z Shares	$130	$495	$884	$1,976

Destinations Multi Strategy Alternatives Fund (continued)
Class / Ticker: I / DMSFX, Z / DMSZX

Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the above examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 70% of the average value of its portfolio.
Principal investment strategies
The Fund, under normal market conditions, employs a strategy intended to generate long term growth across market cycles with reduced correlation to the equity and fixed income markets.
The Fund employs a “multi-manager” strategy whereby the Adviser allocates the Fund’s assets among professional money managers (each, a “Sub-adviser,” collectively, the “Sub-advisers”), each of which is responsible for investing its allocated portion of the Fund’s assets. The Adviser may also invest a portion of the Fund’s assets in unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and that have investment objectives and principal investment strategies consistent with those of the Fund, including open-end funds, closed-end funds and exchange traded funds (ETFs), which may be passively managed (i.e., index-tracking) or actively managed. The Fund may specifically use ETFs to gain passive investment exposure, transitioning the Fund’s portfolio or awaiting an opportunity to purchase securities directly. When determining how to allocate the Fund’s assets between the unaffiliated funds and Sub-advisers, and among Sub-advisers, the Adviser considers a variety of factors.
The unaffiliated funds or Sub-advisers that are employed may apply any of a variety of investment strategies, which may include: (i) directional or tactical strategies, such as long/short equity, long/short credit and global tactical asset allocation; (ii) event driven strategies, such as distressed securities, special situations and merger arbitrage; (iii) arbitrage strategies, such as fixed income or interest rate arbitrage, convertible arbitrage, and equity market neutral; (iv) global macro strategies; and (v) relative value credit strategies. A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price.
The Fund invests primarily in U.S., foreign and emerging markets securities, equity securities of all types and capitalization ranges, investment and non-investment grade fixed income securities (junk bonds) of any duration or maturity issued by corporations or governments (including foreign governments), bank loans, commodities, currencies, warrants, depositary receipts, real estate investment trust (REITs), structured products, including mortgage-backed securities and collateralized loan obligations (CLOs), floating rate instruments, ETFs, exchange-traded notes and derivative instruments (which may involve leverage), principally, options, futures contracts, options on futures contracts, forward contracts and swap agreements. In addition, the Fund may invest in cash and cash equivalents, commercial paper, money market instruments and other short-term obligations to achieve its investment goal. An active management Sub-adviser will select securities based on its assessment of one or more of a variety of factors.
The Fund may invest in publicly or private offered special purpose acquisition companies (“SPACs”) to the extent that a Sub-adviser believes that such investments will help the Fund to meet its investment objective. SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities.
In selecting investments for purchase and sale, the Sub-advisers may seek investment opportunities where a catalyst has been identified that is expected to occur within the near to immediate term, generally within twelve months, to unlock the value embedded in the investment opportunity.
The Fund may invest a significant portion of its assets in a particular geographic region or country, including emerging markets countries.
The Fund may lend portfolio securities to earn additional income. Any income realized through securities lending may help Fund performance.
A Sub-adviser may sell a security for a variety of reasons, such as where the Sub-adviser believes the Fund needs to generate cash to invest in more attractive opportunities, the average maturity of the Fund needs to be adjusted and the country or sector exposure needs to be altered.

Destinations Multi Strategy Alternatives Fund (continued)
Class / Ticker: I / DMSFX, Z / DMSZX

Due to its investment strategy, the Fund may buy and sell securities and other instruments frequently.
Principal risks of investing in the Fund
Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio.
The Fund’s principal risks include:
Market Risk. Market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of securities. Markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.
Fixed Income Market Risk. The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market- making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.
Equity Securities Risk. The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.
Credit Risk. Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
High Yield (Junk Bonds) Risk. The risk that debt instruments rated below investment grade or debt instruments that are unrated and determined by a Sub-adviser to be of comparable quality are predominantly speculative. These instruments, commonly known as ‘junk bonds,’ have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.
Mortgage-Backed Securities Risk. The risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security.
Small-Cap Securities Risk. Small capitalization stocks may underperform other types of stocks or the equity market as a whole. Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group. In addition, small-cap stocks typically are traded in lower volume, are less liquid, and their issuers typically are subject to greater degrees of changes in their earnings and prospects. These risks may be heightened with respect to micro-cap companies.

Destinations Multi Strategy Alternatives Fund (continued)
Class / Ticker: I / DMSFX, Z / DMSZX

Mid-Cap Securities Risk. Mid-capitalization stocks tend to perform differently from other segments of the equity market or the equity market as a whole and can be more volatile than stocks of large-capitalization companies. Mid-capitalization companies may be newer or less established, and may have limited resources, products and markets, and may be less liquid.
Investment Company and Exchange-Traded Funds (ETFs) Risk. When the Fund invests in an investment company, including closed-end funds and ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. Further, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments.
Private Placement Risk. A private placement involves the sale of securities that have not been registered under U.S. or foreign securities laws to certain institutional and qualified individual purchasers. In addition to the general risks to which all securities are subject, securities received in a private placement generally are subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities. Securities sold through private placements are not publicly traded and, therefore, are less liquid. Companies seeking private placement investments tend to be in earlier stages of development and have not yet been fully tested in the public marketplace.
Event-Driven Risk. Event-driven opportunities may not occur as anticipated, resulting in potentially reduced returns or losses to the Fund as it unwinds trades where those opportunities do not materialize as anticipated.
Derivatives Risk. Derivatives, such as forwards, futures, options and swaps, involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such derivatives include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivatives may also involve other risks described in this Prospectus or the Fund’s Statement of Additional Information (SAI), such as market, interest rate, credit, counterparty, currency, liquidity and leverage risks.
Investment Style Risk. Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. A Sub-adviser’s approach to investing could cause it to underperform other managers that employ a different investment style.
Active Management Risk. Due to the active management investment strategies used by the Fund’s Sub-advisers, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies. The Sub-advisers’ judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect.
Hedging Risk. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. In addition, the use of hedging may result in certain adverse tax consequences.
Short Sale Risk. Positions in shorted securities are speculative and more risky than long positions (purchases) in securities. Short selling will also result in higher transaction costs (such as interest and dividends), and may result in higher taxes, which reduce the Fund’s return. Generally, the short sales in which the Fund may invest will not be “against the box,” meaning the Fund will not own the shorted security, so theoretically the potential loss resulting from short sales is unlimited.
Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.
Bank Loans Risk. The market for corporate loans may be subject to irregular trading activity and wide bid/ask spreads. In addition, transactions in corporate loans may settle on a delayed basis. As a result, the proceeds from the sale of corporate loans may not be readily available to make additional investments or to meet the Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks and other lenders.
Senior Loans Risk. Senior loans are business loans made to borrowers that may be corporations, partnerships or other entities. Investing in senior loans involves investment risk and some borrowers default on their senior loan repayments. The risks

Destinations Multi Strategy Alternatives Fund (continued)
Class / Ticker: I / DMSFX, Z / DMSZX

associated with senior loans are similar to the risks of junk bonds, although senior loans typically are senior and secured, whereas junk bonds often are subordinated and unsecured. An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. No active trading market may exist for certain senior loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a senior loan and which may make it difficult to value senior loans. Senior loans are subject to the risk that when sold, such sale may not settle in a timely manner, resulting in a settlement date that may be much later than the trade date. Delayed settlement interferes with the Fund’s ability to realize the proceeds of senior loan sales in a timely way.
Special Purpose Acquisition Companies Risks. The Fund may, to the extent permitted by the 1940 Act and its investment policies, invest in special purpose acquisition companies (“SPACs”). Unless and until an acquisition is completed, a SPAC generally invests its assets (less an amount to cover expenses) in U.S. Government securities, money market fund securities and cash. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Accordingly, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Certain SPACs may seek acquisitions only in limited industries or regions, which may increase the volatility of their prices. Investments in SPACs may be illiquid and/or be subject to restrictions on resale. To the extent the SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective.
Tax Risk. The investment in equity securities of SPACs introduces complexities beyond typical equity investments and may introduce tax risks to the Fund. In particular, certain non-U.S. SPACs may be treated as “passive foreign investment companies” (“PFICs”) under the Internal Revenue Code of 1986, as amended (the “Code”), thereby causing the Fund to be subject to special tax rules. If a SPAC is classified as a PFIC, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of shares in the PFIC even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains unless the Fund makes certain elections. See “Taxes — The Funds and Their Investments — Foreign Investments” in the SAI for additional information.
Collateralized Loan Obligations (CLOs) Risk. CLOs are securities backed by an underlying portfolio of loan obligations. CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease in market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CLO securities as a class. The risks of investing in CLOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CLO in which the Fund invests. CLOs also carry risks including, but not limited to, interest rate risk and credit risk, which are described below. For example, a liquidity crisis in the global credit markets could cause substantial fluctuations in prices for leveraged loans and limited liquidity for such instruments. When the Fund invests in CLOs, in addition to directly bearing the expenses associated with its own operations, it may bear a pro rata portion of the CLO’s expenses.
Foreign and Emerging Markets Securities Risk. Foreign securities subject the Fund to the risks associated with investing in the particular country of an issuer, including the political, regulatory, economic, social, diplomatic and other conditions or events, as well as risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than securities of U.S. companies. The performance of the Fund may also be negatively impacted by fluctuations in a foreign currency’s strength or weakness relative to the U.S. dollar. Risks of foreign investment tend to be greater in emerging markets, which tend to be more likely to experience political turmoil or rapid change to market or economic conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems, and greater political, social, and economic instability than developed markets. Frontier markets, considered by the Fund to be a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries.
Securities Lending Risk. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral.

Destinations Multi Strategy Alternatives Fund (continued)
Class / Ticker: I / DMSFX, Z / DMSZX

Asset-Backed Securities Risk. The risk that borrowers may default on the obligations that underlie the asset-backed security and that, during periods of falling interest rates, asset-backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which the Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security.
Convertible Securities Risk. Convertible securities generally tend to be of lower credit quality, and the value of a convertible security may change with the value of the underlying common stock or changes in interest rates. A convertible security may also be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party, which could result in a loss to the Fund. Additionally, the Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or declares bankruptcy.
Management Risk. Securities held by the Fund may underperform those held by other funds investing in the same asset class or benchmarks that are representative of the asset class because of the Sub-advisers’ choice of securities.
Multi-Manager Risk. The Adviser may be unable to identify and retain Sub-advisers who achieve superior investment returns relative to other similar Sub-advisers. In addition, the investment styles of the Sub-advisers may not complement each other as expected by the Adviser. The Fund may experience a higher portfolio turnover rate, which can increase the Fund’s transaction costs and more taxable short-term gains for shareholders.
Portfolio Turnover Risk. Frequent buying and selling of investments may involve higher trading costs and other expenses and may affect the Fund’s performance over time.
Cash Position Risk. To the extent the Fund holds assets in cash and cash equivalents, the ability of the Fund to meet its objective may be limited.
Interest Rate Risk. The risk that debt instruments will change in value because of changes in interest rates. Generally, the value of the Fund’s fixed income securities will vary inversely with the direction of prevailing interest rates. Changing interest rates may have unpredictable effects on the markets and may affect the value and liquidity of instruments held by the Fund.
Extension Risk. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.
Prepayment Risk. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.
Warrants Risk. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.
Exchange-Traded Note (ETNs) Risk. The Fund may invest in ETNs, which are notes representing unsecured debt of the issuer. ETNs are typically linked to the performance of an index plus a specified rate of interest that could be earned on cash collateral. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index.
U.S. Government Securities Risk. Certain securities in which the Fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.
Sovereign Obligation Risk. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the underlying funds may have limited recourse in the event of a default.

Destinations Multi Strategy Alternatives Fund (continued)
Class / Ticker: I / DMSFX, Z / DMSZX

Currency Risk. Exchange rates for currencies fluctuate daily. Accordingly, the Fund may experience volatility with respect to the value of its shares and its returns as a result of its exposure to foreign currencies through direct holdings of such currencies or holdings in non-U.S. dollar denominated securities.
Depositary Receipts Risk. Because the Fund may invest in American Depositary Receipts (“ADRs”) and other domestically-traded securities of foreign companies, the Fund’s share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.
Commercial Paper Risk. Commercial paper is a short-term obligation with a maturity generally ranging from one to 270 days and is issued by U.S. or foreign companies or other entities in order to finance their current operations. Such investments are unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall.
Real Estate Investment Trusts (REITs) Risk. REITs are trusts that invest primarily in commercial real estate or real estate- related loans. The Fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.
LIBOR Replacement Risk. The U.K. Financial Conduct Authority stopped compelling or inducing banks to submit certain London Inter-Bank Offered Rate (LIBOR) rates and will do so for the remaining LIBOR rates immediately after June 30, 2023. Following the discontinuation of the remaining LIBOR rates, contracts whose value has been tied to a discontinued LIBOR rate will fall back to a corresponding Secured Overnight Financing Rate (SOFR) or synthetic U.S. dollar LIBOR rate. The FCA will permit the use of synthetic U.S. dollar LIBOR rates for non-U.S. contracts starting July 1, 2023 through September 30, 2024.
Please see “Principal Risks of the Funds” for a more detailed description of the risks of investing in the Fund.
Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.
Performance
The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class I shares’ performance from year to year and by showing how the Fund’s average annual returns for 1 year, 5 years, and since the Fund’s inception compare with those of a broad measure of market performance. The bar chart shows only the performance of the Fund’s Class I shares. Returns for Class Z shares would have been substantially similar to those of Class I shares and would have differed only to the extent that Class I shares have higher total annual fund operating expenses than Class Z shares. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Current performance information is available at www.destinationsfunds.com or by calling 1-877-771-7979.

Destinations Multi Strategy Alternatives Fund (continued)
Class / Ticker: I / DMSFX, Z / DMSZX

Annual Total Returns (%) as of December 31, 2022
The Fund’s best and worst calendar quarters
Best: 13.31% (June 30, 2020)
Worst: -12.18% (March 31, 2020)
The Fund’s Class I total return (pre-tax) from January 1, 2023 to March 31, 2023 was 2.83%.
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2022)
	1 Year	5 Years	Since Inception (03/20/2017)
Return Before Taxes
Class I	-3.45%	3.24%	3.31%
Class Z*	-3.31%	—	3.24%
Return After Taxes on Distributions
Class I	-4.54%	1.86%	1.96%
Return After Taxes on Distributions and Sale of Fund Shares
Class I	-1.96%	2.01%	2.06%
Morningstar Broad Hedge Fund Index (reflects no deduction for fees, expenses, or taxes)	21.02%	8.92%	8.56%

*
The Fund’s Class Z shares commenced operations on July 16, 2018.

The after-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax- deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns are shown only for Class I and will vary for Class Z. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
Investment adviser
Orion Portfolio Solutions, LLC d.b.a. Brinker Capital Investments serves as the investment adviser for the Fund. The Fund employs a “multi-manager” strategy. The Adviser selects and oversees professional money managers (the Sub-advisers), each of which is responsible for investing a portion of the assets of the Fund as allocated by the Adviser. The Adviser’s portfolio management team is jointly and primarily responsible for overseeing the Sub-advisers and the Fund. Where more than one person is listed with respect to a Sub-adviser, the sub-advisory team is jointly and primarily responsible for the portion of the Fund’s assets allocated to such Sub-adviser.

Destinations Multi Strategy Alternatives Fund (concluded)
Class / Ticker: I / DMSFX, Z / DMSZX

Portfolio Manager	Experience with the Fund	Title with Adviser
Brian Storey, CFA	2022	Deputy Chief Investment Officer – Destinations Portfolios
Timothy Holland, CFA	2017	Senior Portfolio Manager
Rusty Vanneman, CFA, CMT & BFA	2023	Chief Investment Officer & Senior Portfolio Manager
Michael Hadden, CFA	2022	Senior Portfolio Manager
Andrew Goins, CFA	2023	Senior Portfolio Manager
Sub-advisers and Portfolio Managers (Title)	Fund’s Portfolio Manager Since
Driehaus Capital Management LLC
Michael Caldwell, Portfolio Manager	2017
Yoav Sharon, Portfolio Manager	2017
Thomas McCauley, Portfolio Manager	2017
LMCG Investments, LLC
David Weeks, Chief Investment Officer of the Relative Value Credit Team	2019
Ajit Kumar, CFA, Portfolio Manager	2019
Edwin Tsui, CFA, Portfolio Manager	2019
Andreas Eckner, PhD, Portfolio Manager	2019
Guillaume Horel, PhD, Portfolio Manager	2019
Purchase and sale of Fund shares
Fund shares are currently available exclusively to investors participating in Brinker Capital Destinations (“Destinations”), an investment advisory program, other asset-based fee programs sponsored by the Adviser, or through certain thirdparty advisory programs. Therefore, you may purchase Fund shares only from the Adviser or through the sponsor of one of the third-party advisory programs that uses the Fund as an investment solution. There are no initial or subsequent minimum purchase amounts for the Fund. Orders to sell or “redeem” shares must be placed directly with the Adviser. You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open.
Tax information
The Fund’s distributions are generally taxable to you as ordinary income, qualified dividend income or capital gains.
Payments to financial intermediaries
Neither the Adviser nor the Fund pays financial intermediaries for the sale of Fund shares. If your Fund shares are held through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay such intermediary for services that the intermediary provides to you as a shareholder of the Fund, such as setting up and maintaining your account, processing and settling transactions, providing account statements, maintaining records, and sending you prospectuses and other reports. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.